SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2003

ACE*COMM Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-21059	52-1283030

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, Maryland 20878
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (301) 721-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

     On November 5, 2003, ACE*COMM Corporation issued a press release to announce its financial results for the first quarter of fiscal year 2004, which ended September 30, 2003. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM CORPORATION (Registrant)

Date: November 5, 2003	/s/ Steven R. Delmar Name: Steven R. Delmar Title: Chief Financial Officer

Exhibit Index

Exhibit
No.	Description

99.1	Press release, dated November 5, 2003 announcing the financial results for the first quarter of fiscal year 2004, which ended September 30, 2003.